                                                                   EXHIBIT 10.10


                              QUALIX GROUP, INC.

                               NOTE AND WARRANT
                              PURCHASE AGREEMENT


                                August 26, 1994

                               TABLE OF CONTENTS

                                                                  Page
                                                                  ----
1.   Amount and Terms of the Notes; Terms of Warrants.............  1
     1.1   Promissory Notes and Warrants..........................  1
     1.2   Closing................................................  1

2.   Representations and Warranties of the Company................  2
     2.1   Organization, Good Standing, and Qualification.........  2
     2.2   Authorization..........................................  2
     2.3   Valid Issuance of Capital Stock........................  2

3.   Representations and Warranties of the Lenders................  2
     3.1   Authorization..........................................  2
     3.2   Purchase Entirely for Own Account......................  2
     3.3   Disclosure of Information..............................  3
     3.4   Investment Experience..................................  3
     3.5   Accredited Investor....................................  3
     3.6   Restricted Securities..................................  3
     3.7   Further Limitations on Disposition.....................  3
     3.8   Legends................................................  4

4.   California Commissioner of Corporations......................  4
     4.1   Corporate Securities Law...............................  4

5.   Conditions of Lenders' Obligations at Closing................  4
     5.1   Representations and Warranties.........................  4
     5.2   Performance............................................  5
     5.3   Minimum Investment.....................................  5

6.   Conditions of the Company's Obligations at Closing...........  5
     6.1   Representations and Warranties.........................  5
     6.2   Payment................................................  5

7.   Waiver of First Refusal Rights...............................  5
     7.1   Waiver of First Refusal Rights.........................  5

8.   Registration Rights..........................................  5

9.   Remedies.....................................................  6

10.  Miscellaneous................................................  6
     10.1  Successors and Assigns.................................  6
     10.2  Governing Law..........................................  6

     10.3   Counterparts..........................................  6
     10.4   Titles and Subtitles..................................  6
     10.5   Notices...............................................  6
     10.6   Finder's Fee..........................................  7
     10.7   Expenses..............................................  7
     10.8   Entire Agreement; Amendments and Waivers..............  7
     10.9   Effect of Amendment or Waiver.........................  8
     10.10  Severability..........................................  8



SCHEDULE OF LENDERS

EXHIBIT A PROMISSORY NOTE
EXHIBIT B WARRANT TO PURCHASE EQUITY SECURITIES

                      NOTE AND WARRANT PURCHASE AGREEMENT



          THIS NOTE AND WARRANT PURCHASE AGREEMENT is made as of the 26th day of August, 1994, by and between Qualix Group, Inc., a Delaware corporation (the "Company"), and the investors named on the Schedule of Lenders attached hereto (individually a "Lender" and collectively the "Lenders").

          WHEREAS, the Lenders are prepared to advance to the Company the respective amounts as identified on the Schedule of Initial Investors attached hereto (the "Schedule of Initial Investors");

          WHEREAS, the parties intend for the Company to issue in return for such advances convertible promissory notes and warrants to purchase Common Stock of the Company ("Common Stock"); and

          WHEREAS, the parties hereto wish to provide for the sale and issuance of such notes and warrants in return for advances to the Company;

          NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

          1.   Amount and Terms of the Notes; Terms of Warrants.
               ------------------------------------------------

          1.1  Promissory Notes and Warrants.  In return for the advance by each
               -----------------------------
Initial Investor or "Lender" as set forth on the Schedule of Initial Investors, the Company shall sell and issue to such Lender a convertible promissory note in the form attached hereto as Exhibit A (a "Note") and a warrant to purchase
                            ---------
Common Stock of the Company in the form attached hereto as Exhibit B (a
                                                           ---------
"Warrant"). Each such Note shall have a principal balance equal to ninety-nine and one half percent (99.5%) of the advance to which it relates and shall be dated as of the date such advance is made to the Company. The Company and the Lenders agree that the purchase price and fair market value as of the date hereof of each such Warrant is deemed to equal one half of one percent (.5%) of the advance to which such Warrant relates.

          1.2  Closing.  The closing (the "Closing") of the purchase of the
               -------
Notes and Warrants in return for advances to the Company shall take place at the offices of Brobeck, Phleger & Harrison, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California, at 10:00 A.M., on August 26, 1994, or at such other time and place as the Company and a majority in interest of the Lenders agree upon orally or in writing. At the Closing, the Company shall deliver to each Lender an executed Note and Warrant in return for the advanced amounts.

          2.  Representations and Warranties of the Company.  In connection with
              ---------------------------------------------
the transactions provided for herein, the Company hereby represents and warrants to the Lenders that:

          2.1  Organization, Good Standing, and Qualification.  The Company is a
               ----------------------------------------------
corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

          2.2  Authorization.  All corporate action on the part of the Company,
               -------------
its officers, directors, and stockholders necessary for the authorization, execution, and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), and delivery of the Notes and the Warrants has been taken or will be taken prior to the Closing; provided however, that the Company has not obtained
                            -------- -------
the approval of the Company's stockholders required to permit the Company to create, authorize and issue the equity securities of the Company ("Equity Securities") issuable upon the conversion of the Notes and to perform any related obligations under the Notes ("Stockholder Approval").

          2.3  Valid Issuance of Capital Stock.  Subject to obtaining
               -------------------------------
Stockholder Approval, the Equity Securities issuable upon the conversion of the Notes and the exercise of the Warrants, and any shares of Common Stock that may be issuable upon the conversion of such shares of Equity Securities, when issued, sold, and delivered in accordance with the terms hereof for the consideration expressed herein and in the Notes and the Warrants, as applicable, will be duly and validly issued, fully paid, and nonassessable and, based in part upon the representations of the Lenders in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

          3.   Representations and Warranties of the Lenders.  In connection
               ---------------------------------------------
with the transactions provided for herein, each Lender hereby represents and warrants to the Company that:

          3.1  Authorization.  This Agreement constitutes such Lender's valid
               -------------
and legally binding obligation, enforceable in accordance with its terms.

          3.2  Purchase Entirely for Own Account.  Lender acknowledges that this
               ---------------------------------
Agreement is made with Lender in reliance upon Lender's representation to the Company that the Note, the Equity Securities issuable upon conversion of the Note, any shares of Common Stock that may be issuable upon the conversion of such Equity Securities, the Warrant and the shares of Common Stock issuable upon exercise of the Warrant (collectively, the "Securities") will be acquired for investment for Lender's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Lender further represents that Lender does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to the Securities. Lender represents that it has full power and authority to enter into this Agreement.

          3.3  Disclosure of Information.  Lender acknowledges that it has
               -------------------------
received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. Lender further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities.

          3.4  Investment Experience.  Lender is an investor in securities of
               ---------------------
companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, Lender also represents it has not been organized solely for the purpose of acquiring the Securities.

          3.5  Accredited Investor.  Lender is an "accredited investor" within
               -------------------
the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the "SEC"), as presently in effect.

          3.6  Restricted Securities.  Lender understands that the Securities
               ---------------------
are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, Lender represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.7  Further Limitations on Disposition.  Without in any way limiting
               ----------------------------------
the representations set forth above, Lender further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and:

             (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

             (b) (i) Lender shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, Lender shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in extraordinary circumstances.

          3.8  Legends.  It is understood that the Securities may bear one or
               -------
all of the following legends:

             (a) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged, hypothecated, or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that registration is not required under such Act or unless sold pursuant to Rule 144 under such Act."

             (b) Any legend required by the laws of the State of California or other states, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

          4.   California Commissioner of Corporations.
               ---------------------------------------

          4.1  Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE
               ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          5.   Conditions of Lenders' Obligations at Closing.  The obligations
               ---------------------------------------------
of each Lender under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against such Lender unless such Lender consents in writing thereto:

          5.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          5.2  Performance.  The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          5.3  Minimum Investment.  Lenders shall have purchased at the Closing
               ------------------
Notes and Warrants at an aggregate purchase price of at least One Hundred Fifty Thousand Dollars ($150,000).

          6.   Conditions of the Company's Obligations at Closing.  The
               --------------------------------------------------
obligations of the Company to each Lender under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by such Lender:

          6.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of such Lenders contained in Section 3 hereof shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          6.2  Payment.  Such Lenders shall have advanced the amount specified
               -------
in Schedule of Lenders to the Company by a check or wire transfer payable to the Company's order prior to the Closing.

          7.   Waiver of First Refusal Rights.
               ------------------------------

          7.1  Waiver of First Refusal Rights.  Pursuant to Section 8.4 of the
               ------------------------------
preferred stock purchase agreements to which the Company is a party dated November 15, 1990, December 27, 1991 and February 24, 1994, respectively (the "Rights Agreements"), by and among the Company and certain investors set forth on Schedules A thereto, each Major Investor (as defined in the Rights Agreements) was granted a right of first refusal with respect to future sales by the Company of its Shares (as defined in the Rights Agreements). In order that the Company may issue the Notes and Warrants, the Company and each of the Lenders, which Lenders together hold at least two-thirds of the Registrable Securities (as defined in the Rights Agreements), pursuant to Sections 9.9 of the respective Rights Agreements, hereby waive the provisions of Section 8.4 of the respective Rights Agreements with respect to the issuance of the Notes, any Equity Securities issuable upon conversion of the Notes, any shares of Common Stock issuable upon conversion of the Equity Securities and the Warrants, and any share of Common Stock issuable upon exercise of the Warrants.

          8.   Registration Rights.  Shares of Common Stock issuable upon
               -------------------
conversion of Equity Securities issuable upon conversion of the Notes and issuable upon exercise of the Warrants shall be deemed to be "Registrable Securities" as defined in Section 7.1(b) of the Series C Preferred Stock Purchase Agreement dated February 24, 1992, to which the Company is a party and holders of such shares of Common Stock shall have registration rights with respect to such shares as provided for in Section 7 of that Series C Preferred Stock Purchase Agreement. This amendment to the definition of a "Registrable Security" is made pursuant to Section 7.16 of that Series C Preferred Stock Purchase Agreement.

          9.   Remedies.   If the Company shall fail to perform or observe any
               ---------
of the covenants, agreements or provisions set forth or incorporated by reference in this

Agreement, then and in each and every such case, the majority in interest of the Lenders as a group may proceed to enforce performance of such obligations in such manner as it may elect and may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding for performance of such obligations, provided that any such default may be waived, and any provision of this Agreement may be modified by a written waiver or agreement executed by the Company and the majority in interest of the Lenders.

          10.  Miscellaneous.
               -------------

          10.1 Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          10.2 Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

          10.3 Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          10.4 Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          10.5 Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          If to the Company:

               Qualix Group, Inc.
               1900 South Norfolk Street
               Suite 224
               San Mateo, CA  94403
               Attention: Richard G. Thau, President and Chief Executive
                          Officer

          With a copy to:

               Brooks Stough, Esq.
               Brobeck, Phleger & Harrison
               Two Embarcadero Place
               2200 Geng Road
               Palo Alto, California  94303

          If to the Lenders:

               At the addresses shown on the
               signature pages hereto.

          10.6 Finder's Fee.  Each party represents that it neither is or will
               ------------
be obligated for any finders' fee or commission in connection with this transaction. Lender agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which Lender or any of its officers, partners, employees, or representatives is responsible.

          The Company agrees to indemnify and hold harmless Lender from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          10.7 Expenses.  If any action at law or in equity is necessary to
               --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          10.8 Entire Agreement; Amendments and Waivers.  This Agreement and the
               ----------------------------------------
other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of a majority of the aggregate outstanding principal amount of the Notes. Any waiver or amendment effected in accordance with this section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

          10.9 Effect of Amendment or Waiver.  Each Lender acknowledges that by
               -----------------------------
the operation of Section 10.8 hereof a majority of the holders of the aggregate outstanding principal amount of the Notes will have the right and power to diminish or eliminate all rights of such Lender under this Agreement.

          10.10  Severability.  If one or more provisions of this Agreement are
                 ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              QUALIX GROUP, INC.


                              By:
                                    ------------------------------------
                                    Richard G. Thau, President and Chief
                                    Executive Officer

                    Address: 1900 South Norfolk Street, Suite 224 San Mateo, CA 94403


                              LENDER:


                              ------------------------------------------
                              (Type or Print Nameof Lender)


                              ------------------------------------------
                              (Signature)


                              ------------------------------------------
                              (Title of Authorized Representative)

         Address:
                   -----------------------------------------------------

                   -----------------------------------------------------

                   -----------------------------------------------------